PATENT ASSIGNMENT
                               -----------------



        THIS PATENT ASSIGNMENT is made and executed as of April 23, 2003.

                               W I T N E S S E T H

     WHEREAS, Gary Eichsteadt, located at 5710 CoCo Palm Drive, Tamarac, Florida 33319 (the "Assignor"), owns all right, title and interest in and to inventions covered by U.S. Patent No. 6,060,979 issued on May 9, 2000 for "Call box apparatus" (the "Patent") free and clear of all liens and encumbrances, and

     WHEREAS, CNE Group, Inc., a Delaware corporation, located at 200 West 57th Street, Suite 1103, New York, New York 10019 (the "Assignee"), is desirous of acquiring all of Assignor's right, title and interest in and to the Patent;

     NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, BE IT KNOWN that for consideration consisting of an aggregate of $2,000,000 represented by four subordinated notes each with a principal amount of $500,000 and bearing an interest rate of 8% per annum and a term of five years and six months, the receipt and adequacy of which is hereby acknowledged, the Assignor hereby assigns to the Assignee, his entire right, title and interest in and to the Patent and the proprietary rights embodied therein, and all reissues and extensions thereof free and clear of all liens and encumbrances, the same to be held and enjoyed by the Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by the Assignor if this assignment had not been made; together with the right to sue for, and collect the same for its own use and behalf, and for the use and behalf of its successors, assigns or other legal representatives all claims arising out of past, present or future infringements of the Patent; and all applications for industrial property protection, including, without limitation, all applications for Patent, utility models, and designs which may heretofore have been filed or may hereafter be filed for the inventions covered by the Patent in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States patent applications under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, Patent, utility models and designs which may heretofore have been granted or may hereafter be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

     The Assignor represents and warrants to and for the benefit of the Assignee that (i) the Assignor is the sole and exclusive owner of the Patent free and clear of all liens and encumbrances; (ii) Assignor has not previously assigned, pledged, encumbered or transferred the Patent, or granted any person or party a license to use the Patent; (iii) the Patent is valid and subsisting; and (iv) the Assignor is not aware of any person or party infringing upon or making unauthorized use of the Patent.






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     The Assignor hereby  authorizes and requests the  Commissioner of Patent of the United States, and any official of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same
to  the  Assignee,  its  successors,  assigns  and  legal  representatives,   in
accordance with the terms of this instrument.

     The Assignor hereby covenants and agrees to cooperate with Assignee to enable Assignee to enjoy to the fullest extent the rights granted hereby, including, without limitation, the execution and delivery of papers, taking of oaths and performance of acts which may be necessary, desirable or convenient for securing and maintaining Patent and for vesting title thereto in Assignee.

     The recitals above are hereby incorporated herein.

     IN WITNESS WHEREOF, the Assignor has executed this Patent Assignment on the date first written above.
                                             /s/ Gary Eichsteadt
                                             -------------------
                                             By: Gary Eichsteadt


STATE OF FLORIDA      )
                      ) SS
COUNTY OF ___________ )


     On this  ______  day of  _________________,  ______,  before me  personally appeared Gary Eichsteadt, to me known to be the person described herein and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

     In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                             -------------------
                                             NOTARY PUBLIC


My Commission Expires:

---------------------
[SEAL]



NEW / NEW
JEFIN   194668


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